(GRAPHICS)
First Security Benefit Life Insurance        SECUREDESIGNS(R) ASSET REALLOCATION
and Annuity Company of New York

QUESTIONS? CALL OUR CUSTOMER SERVICE CENTER AT 1-800-888-2461.
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INSTRUCTIONS
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Use this form to automatically transfer account values to maintain a specific percentage allocation among your current and future investment options.
Complete the entire form. Please type or print.
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1. PROVIDE GENERAL ACCOUNT INFORMATION
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[ ] Application Attached or Contract Number _______________________________

Name of Owner __________________________________________________________________
               First                MI                        Last

Mailing Address ________________________________________________________________
                 Street Address        City         State          ZIP Code

Social Security Number/Tax I.D. Number ___________________________

Daytime Phone Number _____________________ Home Phone Number __________________
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2. SET UP ASSET REALLOCATION
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Please complete each sub-section.

A. Effective Date _______________________________________________
                  Date (mm/dd/yyyy - must be between 1st and 28th of the month)

   If no date is indicated, or date indicated is prior to the date of receipt, the first transfer will occur on the date the request is received in proper form.

B. Number of Reallocations (check one):

   [ ] One-time reallocation

   [ ] Recurring (check frequency):

       [ ] Monthly  [ ] Quarterly

       [ ] Annually [ ] Semi-Annually

C. Future Allocations (check one):

   [ ] Allocate future contributions according to the percentages indicated
       on this form.
   [ ] Do not change the allocation of future contributions.

   If no option is indicated above, the allocation of future contributions will not be changed.
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                                                               Please Continue =

FSB 237 Supp A (2-08)               SecureDesigns 32-79906-02  2009/05/01  (1/2)

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3. INDICATE INVESTMENT DIRECTIONS
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Please indicate your investment preferences below. Please use whole percentages totaling 100%
---% AIM V.I. Basic Value                   ---% MFS(R) VIT Total Return               ---% Rydex VT EP Moderate
---% AIM V.I. Capital Development           ---% MFS(R) VIT Utilities                  ---% Rydex VT International Opportunity
---% AIM V.I. Global Health Care            ---% Mutual Global Discovery Securities    ---% Rydex VT Managed Futures Strategy
---% AIM V.I. Global Real Estate            ---% Neuberger Berman AMT                  ---% Rydex VT Multi-Cap Core Equity
---% AIM V.I. International Growth               Socially Responsive                   ---% SBL All Cap Value
---% AIM V.I. Mid Cap Core Equity           ---% Oppenheimer Core Bond Fund/VA         ---% SBL Enhanced Index
---% American Century VP Mid Cap Value      ---% Oppenheimer Main Street               ---% SBL Equity
---% American Century VP Ultra(R)                Small Cap Fund(R)/VA                  ---% SBL Global
---% American Century VP Value              ---% PIMCO VIT All Asset                   ---% SBL High Yield
---% Dent Strategic Portfolio               ---% PIMCO VIT                             ---% SBL Large Cap Value
---% Dreyfus IP Technology Growth                CommodityRealReturn Strategy          ---% SBL Managed Asset Allocation
---% Dreyfus VIF International Value        ---% PIMCO VIT Emerging Markets Bond       ---% SBL Mid Cap Growth
---% Franklin Income Securities             ---% PIMCO VIT Foreign Bond                ---% SBL Mid Cap Value
---% Franklin Small Cap Value Securities         (U.S. Dollar-Hedged)                  ---% SBL Money Market
---% Franklin Templeton VIP Founding        ---% PIMCO VIT Low Duration                ---% SBL Select 25
     Funds Allocation                       ---% PIMCO VIT Real Return                 ---% SBL Small Cap Growth
---% Janus Aspen Enterprise                 ---% PIMCO VIT Small Cap                   ---% SBL Small Cap Value
---% Janus Aspen INTECH                          StocksPLUS(R) TR                      ---% SBL US Intermediate Bond
     Risk-Managed Core                      ---% Royce Micro-Cap                       ---% Van Kampen LIT Comstock
---% Janus Aspen Janus Portfolio            ---% RVT CLS AdvisorOne Amerigo            ---% Van Kampen LIT Government
---% Legg Mason Partners Variable           ---% RVT CLS AdvisorOne Clermont           ---% Van Kampen UIF
     Aggressive Growth                      ---% Rydex VT All-Cap Opportunity               Emerging Markets Equity
---% Legg Mason Partners Variable           ---% Rydex VT Alternative                  ---% Van Kampen UIF Equity and Income
     Global High Yield Bond                      Strategies Allocation                 ---% Fixed Account
---% Legg Mason Partners Variable           ---% Rydex VT EP Aggressive                MUST TOTAL 100%
     Small Cap Growth                       ---% Rydex VT EP Conservative
---% MFS(R) VIT Research International
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4. PROVIDE SIGNATURE
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I understand and authorize the transaction(s) requested on this form.
x____________________________________________________________    x____________________________________________________________
 Signature of Owner                          Date (mm/dd/yyyy)    Signature of Joint Owner (if applicable)    Date (mm/dd/yyyy)
x____________________________________________________________     ____________________________________________________________
 Signature of Representative (optional)      Date (mm/dd/yyyy)    Print Name of Representative
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

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Mail to: First Security Benefit Life Insurance and Annuity Company of New York o
        Administrative Office o PO Box 750497 o Topeka, KS 66675-0497 or
                             Fax to: 1-785-368-1772
                   Visit us online at www.securitybenefit.com
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FSB 237 Supp A (2-08)               SecureDesigns 32-79906-02  2009/05/01  (2/2)